Exhibit 10.6

RELEASE AND CANCELLATION

This RELEASE (this “Release”), dated and effective as of September 9, 2008, is executed by the undersigned party (the “Creditor”) in favor of the Released Parties (as defined below).  The following recitals form the basis of and are a material part of this Release.

A.

As of the date hereof, Creditor is owed an amount equal to $312,007.31 (the “Outstanding Obligation”) by Skae Beverage International, LLC (“Company”), representing the aggregate principal and accrued but unpaid interest outstanding pursuant to a promissory note dated March 27, 2007, issued by the Company in favor of Creditor (the “Skae Note”).

B.

Pursuant to an Asset Purchase Agreement, dated September 9, 2008, Baywood International, Inc. (“Baywood”) and Baywood New Leaf Acquisition, Inc. (the “Buyer”) have agreed to purchase substantially all of the assets of Company (the “Acquisition”) in exchange for (1) $400,000, (2) 1,444,444 shares of common stock of Baywood (3) $1,100,000 principal amount of 8% Convertible Subordinated Promissory Notes, of even date herewith, issued by Baywood (the “Note”) and (4) a series of 8% Subordinated Promissory Notes, of even date herewith, issued by Baywood to certain creditors of the Company, including the Creditor, in aggregate principal amount equal to $1,000,000 (each a “Creditor Note” and, collectively, the “Creditor Notes”).

C.

It is a condition precedent to the consummation of the Acquisition that Creditor execute the Release in favor of the Released Parties (as defined herein) from any and all liability to and claims by Creditor.

D.

In order to induce Baywood and Buyer to consummate the Acquisition, Creditor wishes to grant this Release in favor of the Released Parties.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Creditor agrees as follows:

1.

The undersigned Creditor, for the undersigned and the undersigned’s heirs, distributees, legal or personal representatives, successors and assigns (collectively, the “Releasor Parties”) do hereby release, acquit and forever discharge each of Baywood and Buyer, the directors, officers, shareholders, employees and agents of Baywood and Buyer and the respective affiliates of each such releasee (collectively, the “Released Parties”) from any and all claims, counterclaims, demands, debts, dues, sums of money, bonds, bills, specialties, actions, causes of action, suits, contracts, covenants, controversies, agreements, obligations, reckonings, promises, variances, accounts, defenses, offsets, deductions, trespasses, damages, judgments, extents, executions and liabilities of any kind or character whatsoever, know or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without limitation such claims and defenses as fraud, mistake, duress and usury, which any or all of the Releasor Parties ever had, now have, or might hereafter have against any or all of the Released Parties, jointly or severally, for, upon or by reason of any matter, cause or thing whatsoever occurring from the beginning of the world to the date hereof, including, without limitation, the Outstanding Obligations and/or any other obligations of Company or any other party arising under or in connection with the Skae Note and/or any indebtedness evidenced thereby.

2.

Creditor understands that Baywood and Buyer are relying on this Release and that Creditor’s release is being given as an inducement for Baywood and Buyer to proceed with the Acquisition. The release contained in this Release shall be irrevocable.

3.

If any provision hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Release shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein and the remainder of this Release shall be modified to the least extent necessary to render it enforceable under applicable law.

4.

This Release is made under, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to principles of conflicts of laws.  Each party irrevocably waives, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Release.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Release and Cancellation to be executed as of the date first written above.

Signature of Creditor:	/s/ Eric Skae___________________

Name of Creditor:	Eric Skae

Address of Creditor:

Name of Signatory: (if different to name of Creditor)	_____________________________

Title of Signatory: (if Creditor not an individual)	_____________________________

State of ______________________, County of __________________)  ss.:

On the ____ day of __________, in the year 2008, before me, the undersigned, a notary public in and for said State, appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that such individual executed the same in her individual capacity and that by such signature on the instrument, such individual executed the instrument.

____________________________

Notary Public

Signature Page – Release and Cancellation (ES)